EXHIBIT 99.1



                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report on Form 10-QSB (the "Report") of AspenBio, Inc. (the "registrant") for the quarter ended March 31, 2003, the undersigned Roger D. Hurst, the Chief Executive Officer and the Chief Financial Officer of the registrant, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

         Date:  May 20, 2003                      By:   /s/ Roger D. Hurst
                                                  ----------------------------
                                                  Roger D. Hurst,
                                                  Chief Executive Officer and
                                                  Chief Financial Officer



                                    * * * * *


     A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.